Third Point Reinsurance Ltd.

Financial Supplement
June 30, 2017

(UNAUDITED)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Third Point Reinsurance Ltd., including the Company’s Quarterly Report on Form 10-Q.

Point House	Manoj Gupta - Head of Investor Relations and Business Development
3 Waterloo Lane	Tel: (441) 542-3333
Pembroke HM 08	Email: investorrelations@thirdpointre.bm
Bermuda	Website: www.thirdpointre.bm

Third Point Reinsurance Ltd.
Basis of Presentation and Non-GAAP Financial Measures:
Unless the context otherwise indicates or requires, as used in this financial supplement references to “we,” “our,” “us,” and the “Company,” refer to Third Point Reinsurance Ltd. and its directly and indirectly owned subsidiaries, including Third Point Reinsurance Company Ltd. (“Third Point Re”) and Third Point Reinsurance (USA) Ltd. (“Third Point Re USA”), as a combined entity, except where otherwise stated or where it is clear that the terms mean only Third Point Reinsurance Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.
In presenting the Company’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including book value per share, diluted book value per share and return on beginning shareholders’ equity, are referred to as non-GAAP measures. These non-GAAP financial measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures, if any, are included in the attached financial information in accordance with Regulation G.
Safe Harbor Statement Regarding Forward-Looking Statements:
This Financial Supplement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: (i) fluctuation in results of operations; (ii) more established competitors; (iii) losses exceeding reserves; (iv) downgrades or withdrawal of ratings by rating agencies; (v) dependence on key executives; (vi) dependence on letter of credit facilities that may not be available on commercially acceptable terms; (vii) dependence on financing available through our investment accounts to secure letters of credit and collateral for reinsurance contracts; (viii) potential inability to pay dividends; (ix) inability to service our indebtedness; (x) limited cash flow and liquidity due to our indebtedness; (xi) unavailability of capital in the future; (xii) fluctuations in market price of our common shares; (xiii) dependence on clients’ evaluations of risks associated with such clients’ insurance underwriting; (xiv) suspension or revocation of our reinsurance licenses; (xv) potentially being deemed an investment company under U.S. federal securities law; (xvi) potential characterization of Third Point Reinsurance Ltd. and/or Third Point Re as a passive foreign investment company; (xvii) future strategic transactions such as acquisitions, dispositions, merger or joint ventures; (xviii) dependence on Third Point LLC to implement our investment strategy; (xix) termination by Third Point LLC of our investment management agreements; (xx) risks associated with our investment strategy being greater than those faced by competitors; (xxi) increased regulation or scrutiny of alternative investment advisers affecting our reputation; (xxii) Third Point Reinsurance Ltd. and/or Third Point Re potentially becoming subject to U.S. federal income taxation; (xxiii) potentially becoming subject to U.S. withholding and information reporting requirements under the Foreign Account Tax Compliance Act; (xxiv) changes in Bermuda or other law and regulation that may have an adverse impact on our operations; and (xxv) other risks and factors listed under “Risk Factors” in our most recent Annual Report on Form 10-K and other periodic and current disclosures filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Third Point Reinsurance Ltd.
Table of Contents

Key Performance Indicators
Key Performance Indicators	Page 3

Consolidated Financial Statements
Condensed Consolidated Balance Sheets - by Quarter	Page 4
Condensed Consolidated Statements of Income	Page 5
Condensed Consolidated Statements of Income (Loss) - by Quarter	Page 6

Operating Segment Information
Segment Reporting - Three months ended June 30, 2017 and 2016	Page 7
Segment Reporting - Six months ended June 30, 2017 and 2016	Page 8
Property and Casualty Reinsurance Segment - by Quarter	Page 9
Corporate Function - by Quarter	Page 10
Gross Premiums Written by Lines and Type of Business - by Quarter	Page 11

Investments
Investments Managed by Third Point LLC - by Quarter	Page 12
Investment Return by Investment Strategy - by Quarter	Page 13

Other
General and Administrative Expenses - by Quarter	Page 14
Book Value per Share and Diluted Book Value per Share - by Quarter	Page 15
Earnings (Loss) per Share - by Quarter	Page 16
Return on Beginning Shareholders’ Equity - by Quarter	Page 17

Third Point Reinsurance Ltd.
Key Performance Indicators
June 30, 2017 and 2016
(expressed in thousands of U.S. dollars, except per share data and ratios)

	Three months ended		Six months ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016

Key underwriting metrics for Property and Casualty Reinsurance segment:
Net underwriting loss(1)	$(12,111)	$(25,576)	$(20,761)	$(32,199)
Combined ratio(1)	107.0%	119.2%	106.6%	111.9%

Key investment return metrics:
Net investment income	$107,325	$86,346	$235,835	$46,236
Net investment return on investments managed by Third Point LLC	4.5%	4.0%	10.6%	1.9%

Key shareholders’ value creation metrics:
Book value per share(2) (3)	$15.36	$13.57	$15.36	$13.57
Diluted book value per share(2) (3)	$14.74	$13.16	$14.74	$13.16
Increase in diluted book value per share(2)	5.0%	4.1%	12.0%	0.2%
Return on beginning shareholders’ equity(2)	5.0%	4.0%	12.8%	0.2%
Invested asset leverage(3)	1.53	1.55	1.53	1.55

(1)	Refer to accompanying “Segment Reporting - Three and six months ended June 30, 2017 and 2016” for a calculation of net underwriting loss and combined ratio.

(2)
Book value per share, diluted book value per share and return on beginning shareholders’ equity are non-GAAP financial measures. There are no comparable GAAP measures. Refer to accompanying “Book value per share and diluted book value per share - by Quarter” for calculation of basic and diluted book value per share and “Return on beginning shareholders’ equity - by Quarter” for calculation of return on beginning shareholders' equity.

(3)	Prior year comparatives represent amounts as of December 31, 2016.

Third Point Reinsurance Ltd.
Condensed Consolidated Balance Sheets - by Quarter
(expressed in thousands of U.S. dollars)

	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Assets
Equity securities, trading, at fair value	$1,941,170	$1,484,378	$1,506,854	$1,622,938	$1,458,015
Debt securities, trading, at fair value	702,515	921,221	1,057,957	1,079,132	1,250,883
Other investments, at fair value	29,091	72,020	82,701	49,664	64,320
Total investments in securities	2,672,776	2,477,619	2,647,512	2,751,734	2,773,218
Cash and cash equivalents	8,255	11,829	9,951	20,982	7,038
Restricted cash and cash equivalents	372,068	334,813	298,940	365,451	280,069
Due from brokers	424,163	387,102	284,591	284,170	337,264
Derivative assets, at fair value	45,110	34,122	27,432	22,565	26,122
Interest and dividends receivable	3,947	8,003	6,505	11,756	7,492
Reinsurance balances receivable	472,570	421,034	381,951	448,450	429,358
Deferred acquisition costs, net	203,193	220,754	221,618	255,379	221,651
Other assets	14,648	14,079	17,144	17,101	14,159
Total assets	$4,216,730	$3,909,355	$3,895,644	$4,177,588	$4,096,371
Liabilities and shareholders’ equity
Liabilities
Accounts payable and accrued expenses	$17,929	$11,509	$10,321	$13,508	$9,878
Reinsurance balances payable	65,456	51,173	43,171	47,713	45,747
Deposit liabilities	105,208	105,778	104,905	105,207	88,817
Unearned premium reserves	547,815	565,243	557,076	668,980	655,397
Loss and loss adjustment expense reserves	678,459	625,786	605,129	565,682	536,955
Securities sold, not yet purchased, at fair value	265,667	217,836	92,668	198,393	262,748
Securities sold under an agreement to repurchase	—	16,524	—	55,880	168,356
Due to brokers	777,179	639,320	899,601	894,856	794,141
Derivative liabilities, at fair value	11,949	10,839	16,050	11,472	16,401
Performance fee payable to related party	53,455	30,857	—	24,846	2,954
Interest and dividends payable	3,838	2,361	3,443	1,772	4,517
Senior notes payable, net of deferred costs	113,643	113,599	113,555	113,510	113,465
Total liabilities	2,640,598	2,390,825	2,445,919	2,701,819	2,699,376
Commitments and contingent liabilities
Shareholders’ equity
Preference shares	—	—	—	—	—
Common shares	10,733	10,718	10,650	10,638	10,629
Treasury shares	(48,253)	(26,273)	(7,389)	(7,389)	(7,389)
Additional paid-in capital	1,098,857	1,096,828	1,094,568	1,090,975	1,086,258
Retained earnings	494,986	420,408	316,222	362,915	290,834
Shareholders’ equity attributable to shareholders	1,556,323	1,501,681	1,414,051	1,457,139	1,380,332
Non-controlling interests	19,809	16,849	35,674	18,630	16,663
Total shareholders’ equity	1,576,132	1,518,530	1,449,725	1,475,769	1,396,995
Total liabilities and shareholders’ equity	$4,216,730	$3,909,355	$3,895,644	$4,177,588	$4,096,371

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income
(expressed in thousands of U.S. dollars, except share and per share data)

	Three months ended		Six months ended
	June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016
Revenues
Gross premiums written	$156,564	$196,866	$302,918	$394,022
Gross premiums ceded	(1,425)	(1,425)	(2,550)	(1,425)
Net premiums written	155,139	195,441	300,368	392,597
Change in net unearned premium reserves	18,419	(62,319)	11,199	(122,673)
Net premiums earned	173,558	133,122	311,567	269,924
Net investment income	107,325	86,346	235,835	46,236
Total revenues	280,883	219,468	547,402	316,160
Expenses
Loss and loss adjustment expenses incurred, net	107,379	104,131	193,274	188,807
Acquisition costs, net	68,641	48,482	123,093	100,169
General and administrative expenses	15,014	10,243	25,586	21,531
Other expenses	2,105	3,173	5,006	5,879
Interest expense	2,051	2,046	4,077	4,094
Foreign exchange (gains) losses	4,781	(8,068)	4,796	(10,454)
Total expenses	199,971	160,007	355,832	310,026
Income before income tax expense	80,912	59,461	191,570	6,134
Income tax expense	(5,307)	(5,310)	(10,605)	(3,381)
Income including non-controlling interests	75,605	54,151	180,965	2,753
Income attributable to non-controlling interests	(1,027)	(775)	(2,201)	(506)
Net income	$74,578	$53,376	$178,764	$2,247
Earnings per share
Basic	$0.73	$0.51	$1.73	$0.02
Diluted	$0.71	$0.51	$1.70	$0.02
Weighted average number of common shares used in the determination of earnings per share
Basic	102,283,844	104,132,797	103,144,078	104,195,336
Diluted	104,569,226	105,233,921	105,149,710	105,228,174

(1)
Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Condensed Consolidated Statements of Income (Loss) - by Quarter
(expressed in thousands of U.S. dollars, except share and per share data)

	Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Revenues
Gross premiums written	$156,564	$146,354	$80,779	$142,573	$196,866
Gross premiums ceded	(1,425)	(1,125)	27	(927)	(1,425)
Net premiums written	155,139	145,229	80,806	141,646	195,441
Change in net unearned premium reserves	18,419	(7,220)	111,277	(13,463)	(62,319)
Net premiums earned	173,558	138,009	192,083	128,183	133,122
Net investment income (loss)	107,325	128,510	(35,767)	88,356	86,346
Total revenues	280,883	266,519	156,316	216,539	219,468
Expenses
Loss and loss adjustment expenses incurred, net	107,379	85,895	122,110	85,015	104,131
Acquisition costs, net	68,641	54,452	76,854	45,127	48,482
General and administrative expenses	15,014	10,572	5,482	12,354	10,243
Other expenses	2,105	2,901	2,161	347	3,173
Interest expense	2,051	2,026	2,068	2,069	2,046
Foreign exchange gains	4,781	15	(5,162)	(3,905)	(8,068)
Total expenses	199,971	155,861	203,513	141,007	160,007
Income (loss) before income tax (expense) benefit	80,912	110,658	(47,197)	75,532	59,461
Income tax (expense) benefit	(5,307)	(5,298)	272	(2,484)	(5,310)
Income (loss) including non-controlling interests	75,605	105,360	(46,925)	73,048	54,151
(Income) loss attributable to non-controlling interests	(1,027)	(1,174)	232	(967)	(775)
Net income (loss)	$74,578	$104,186	$(46,693)	$72,081	$53,376
Earnings (loss) per share
Basic	$0.73	$1.00	$(0.45)	$0.69	$0.51
Diluted	$0.71	$0.98	$(0.45)	$0.68	$0.51
Weighted average number of ordinary shares used in the determination of earnings (loss) per share
Basic	102,283,844	104,013,871	104,072,283	103,780,196	104,132,797
Diluted	104,569,226	105,701,599	104,072,283	105,795,313	105,233,921

(1)
Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Segment Reporting - Three months ended June 30, 2017 and 2016
(expressed in thousands of U.S. dollars)

	Three months ended June 30, 2017			Three months ended June 30, 2016
	Property and Casualty Reinsurance	Corporate	Total	Property and Casualty Reinsurance	Corporate	Total
Revenues
Gross premiums written	$156,564	$—	$156,564	$196,866	$—	$196,866
Gross premiums ceded	(1,425)	—	(1,425)	(1,425)	—	(1,425)
Net premiums written	155,139	—	155,139	195,441	—	195,441
Change in net unearned premium reserves	18,419	—	18,419	(62,319)	—	(62,319)
Net premiums earned	173,558	—	173,558	133,122	—	133,122
Expenses
Loss and loss adjustment expenses incurred, net	107,379	—	107,379	104,131	—	104,131
Acquisition costs, net	68,641	—	68,641	48,482	—	48,482
General and administrative expenses	9,649	5,365	15,014	6,085	4,158	10,243
Total expenses	185,669	5,365	191,034	158,698	4,158	162,856
Net underwriting loss	(12,111)	n/a	n/a	(25,576)	n/a	n/a
Net investment income	31,206	76,119	107,325	19,098	67,248	86,346
Other expenses	(2,105)	—	(2,105)	(3,173)	—	(3,173)
Interest expense	—	(2,051)	(2,051)	—	(2,046)	(2,046)
Foreign exchange gains (losses)	—	(4,781)	(4,781)	—	8,068	8,068
Income tax expense	—	(5,307)	(5,307)	—	(5,310)	(5,310)
Segment income (loss) including non-controlling interests	16,990	58,615	75,605	(9,651)	63,802	54,151
Segment income attributable to non-controlling interests	—	(1,027)	(1,027)	—	(775)	(775)
Segment income (loss)	$16,990	$57,588	$74,578	$(9,651)	$63,027	$53,376

Property and Casualty Reinsurance - Underwriting Ratios (1):
Loss ratio	61.9%			78.2%
Acquisition cost ratio	39.5%			36.4%
Composite ratio	101.4%			114.6%
General and administrative expense ratio	5.6%			4.6%
Combined ratio	107.0%			119.2%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Segment Reporting - Six months ended June 30, 2017 and 2016
(expressed in thousands of U.S. dollars)

	Six months ended June 30, 2017			Six months ended June 30, 2016
	Property and Casualty Reinsurance	Corporate	Total	Property and Casualty Reinsurance	Corporate	Total
Revenues
Gross premiums written	$302,918	$—	$302,918	$394,022	$—	$394,022
Gross premiums ceded	(2,550)	—	(2,550)	(1,425)	—	(1,425)
Net premiums written	300,368	—	300,368	392,597	—	392,597
Change in net unearned premium reserves	11,199	—	11,199	(122,673)	—	(122,673)
Net premiums earned	311,567	—	311,567	269,924	—	269,924
Expenses
Loss and loss adjustment expenses incurred, net	193,274	—	193,274	188,807	—	188,807
Acquisition costs, net	123,093	—	123,093	100,169	—	100,169
General and administrative expenses	15,961	9,625	25,586	13,147	8,384	21,531
Total expenses	332,328	9,625	341,953	302,123	8,384	310,507
Net underwriting loss	(20,761)	n/a	n/a	(32,199)	n/a	n/a
Net investment income	67,326	168,509	235,835	10,837	35,399	46,236
Other expenses	(5,006)	—	(5,006)	(5,879)	—	(5,879)
Interest expense	—	(4,077)	(4,077)	—	(4,094)	(4,094)
Foreign exchange gains (losses)	—	(4,796)	(4,796)	—	10,454	10,454
Income tax expense	—	(10,605)	(10,605)	—	(3,381)	(3,381)
Segment income (loss) including non-controlling interests	41,559	139,406	180,965	(27,241)	29,994	2,753
Segment (income) loss attributable to non-controlling interests	—	(2,201)	(2,201)	—	(506)	(506)
Segment income (loss)	$41,559	$137,205	$178,764	$(27,241)	$29,488	$2,247

Property and Casualty Reinsurance - Underwriting Ratios (1):
Loss ratio	62.0%			69.9%
Acquisition cost ratio	39.5%			37.1%
Composite ratio	101.5%			107.0%
General and administrative expense ratio	5.1%			4.9%
Combined ratio	106.6%			111.9%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Property and Casualty Reinsurance Segment - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Revenues
Gross premiums written	$156,564	$146,354	$80,779	$142,573	$196,866
Gross premiums ceded	(1,425)	(1,125)	27	(927)	(1,425)
Net premiums written	155,139	145,229	80,806	141,646	195,441
Change in net unearned premium reserves	18,419	(7,220)	111,277	(13,463)	(62,319)
Net premiums earned	173,558	138,009	192,083	128,183	133,122
Expenses
Loss and loss adjustment expenses incurred, net	107,379	85,895	122,110	85,015	104,131
Acquisition costs, net	68,641	54,452	76,854	45,127	48,482
General and administrative expenses	9,649	6,312	2,633	6,380	6,085
Total expenses	185,669	146,659	201,597	136,522	158,698
Net underwriting loss	(12,111)	(8,650)	(9,514)	(8,339)	(25,576)
Net investment income (loss)	31,206	36,120	(15,937)	22,031	19,098
Other expenses	(2,105)	(2,901)	(2,161)	(347)	(3,173)
Segment income (loss)	$16,990	$24,569	$(27,612)	$13,345	$(9,651)

Underwriting ratios (1):
Loss ratio	61.9%	62.2%	63.6%	66.3%	78.2%
Acquisition cost ratio	39.5%	39.5%	40.0%	35.2%	36.4%
Composite ratio	101.4%	101.7%	103.6%	101.5%	114.6%
General and administrative expense ratio	5.6%	4.6%	1.4%	5.0%	4.6%
Combined ratio	107.0%	106.3%	105.0%	106.5%	119.2%

(1)	Underwriting ratios are calculated by dividing the related expense by net premiums earned.

Third Point Reinsurance Ltd.
Corporate Function - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Revenues
Gross premiums written	$—	$—	$—	$—	$—
Gross premiums ceded	—	—	—	—	—
Net premiums written	—	—	—	—	—
Change in net unearned premium reserves	—	—	—	—	—
Net premiums earned	—	—	—	—	—
Expenses
Loss and loss adjustment expenses incurred, net	—	—	—	—	—
Acquisition costs, net	—	—	—	—	—
General and administrative expenses	5,365	4,260	2,849	5,974	4,158
Total expenses	5,365	4,260	2,849	5,974	4,158
Net investment income (loss)	76,119	92,390	(19,830)	66,325	67,248
Interest expense	(2,051)	(2,026)	(2,068)	(2,069)	(2,046)
Foreign exchange gains	(4,781)	(15)	5,162	3,905	8,068
Income tax (expense) benefit	(5,307)	(5,298)	272	(2,484)	(5,310)
Segment income (loss) including non-controlling interests	58,615	80,791	(19,313)	59,703	63,802
Segment (income) loss attributable to non-controlling interests	(1,027)	(1,174)	232	(967)	(775)
Segment income (loss)	$57,588	$79,617	$(19,081)	$58,736	$63,027

Third Point Reinsurance Ltd.
Gross Premiums Written by Lines and Type of Business - by Quarter
(expressed in thousands of U.S. dollars)

	Three Months Ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Line and Type of Business
Property	$(8,827)	$12	$34,620	$56,632	$7,257

Workers Compensation	6,520	5,991	(1,690)	6,153	50,366
Auto	112,547	20,239	6,065	7,350	68,074
General Liability	(2,927)	60,426	18,672	—	29,239
Professional Liability	2,000	549	2,857	13,137	1,450
Casualty	118,140	87,205	25,904	26,640	149,129

Credit & Financial Lines	(906)	19,711	13,177	58,896	14,543
Multi-line	27,085	39,426	6,691	405	24,474
Other Specialty	21,072	—	387	—	1,463
Specialty	47,251	59,137	20,255	59,301	40,480

Total property and casualty reinsurance segment	$156,564	$146,354	$80,779	$142,573	$196,866

Prospective	$72,687	$146,354	$80,779	$142,573	$196,866
Retroactive (1)	83,877	—	—	—	—
	$156,564	$146,354	$80,779	$142,573	$196,866
(1) Includes all retroactive exposure in reinsurance contracts.

Third Point Reinsurance Ltd.
Investments Managed by Third Point LLC - by Quarter
(expressed in thousands of U.S. dollars)

	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Assets
Total investments in securities	$2,671,218	$2,451,029	$2,619,839	$2,724,518	$2,746,271
Cash and cash equivalents	10	6	5	11	11
Restricted cash and cash equivalents	372,068	334,813	298,940	365,451	280,069
Due from brokers	424,163	387,102	284,591	284,170	337,264
Derivative assets	45,110	34,122	27,432	22,565	26,122
Interest and dividends receivable	3,947	8,003	6,505	11,756	7,492
Total assets	$3,516,516	$3,215,075	$3,237,312	$3,408,471	$3,397,229
Liabilities and non-controlling interest
Accounts payable and accrued expenses	$2,107	$1,889	$1,374	$783	$902
Securities sold, not yet purchased	265,667	217,836	92,668	198,393	262,748
Securities sold under an agreement to repurchase	—	16,524	—	55,880	168,356
Due to brokers	777,179	639,320	899,601	894,856	794,141
Derivative liabilities	11,949	10,839	16,050	11,472	16,401
Performance fee payable to related party	53,455	30,857	—	24,846	2,954
Interest and dividends payable	817	1,347	386	737	1,482
Non-controlling interest	19,809	16,849	35,674	18,630	16,663
Total liabilities and non-controlling interest	1,130,983	935,461	1,045,753	1,205,597	1,263,647
Total net investments managed by Third Point LLC	$2,385,533	$2,279,614	$2,191,559	$2,202,874	$2,133,582

Net investments - Capital	$1,737,638	$1,666,924	$1,595,874	$1,620,441	$1,560,681
Net investments - Float	647,895	612,690	595,685	582,433	572,901
Total net investments managed by Third Point LLC	$2,385,533	$2,279,614	$2,191,559	$2,202,874	$2,133,582

Third Point Reinsurance Ltd.
Investment Return by Investment Strategy - by Quarter

Summary of investment return on investments managed by Third Point LLC	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016

Long
Equity	6.5%	6.4%	(2.1)%	4.1%	0.6%
Credit	(0.3)%	0.4%	(0.1)%	2.1%	4.0%
Other	0.2%	0.8%	0.3%	0.2%	(0.1)%
	6.4%	7.6%	(1.9)%	6.4%	4.5%

Short
Equity	(1.1)%	(1.2)%	(0.5)%	(2.2)%	(0.3)%
Credit	(0.3)%	(0.2)%	0.3%	(0.1)%	(0.2)%
Other	(0.5)%	(0.4)%	0.4%	(0.1)%	—%
	(1.9)%	(1.8)%	0.2%	(2.4)%	(0.5)%

Net
Equity	5.4%	5.2%	(2.6)%	1.9%	0.3%
Credit	(0.6)%	0.2%	0.2%	2.0%	3.8%
Other	(0.3)%	0.4%	0.7%	0.1%	(0.1)%
	4.5%	5.8%	(1.7)%	4.0%	4.0%

Third Point Reinsurance Ltd.
General and Administrative Expenses - by Quarter
(expressed in thousands of U.S. dollars)

	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Payroll and related	$10,515	$5,283	$(182)	$7,259	$4,510
Share compensation expenses	1,544	1,830	2,342	1,894	2,051
Legal and accounting	1,033	1,038	1,421	1,069	1,194
Travel and entertainment	727	737	768	417	640
IT related	82	585	66	472	381
Occupancy	259	256	251	267	281
Corporate insurance	212	226	211	220	232
Board of director and related	150	177	146	166	191
Credit facility fees	110	24	103	266	385
Other general and administrative expenses	382	416	356	324	378
	$15,014	$10,572	$5,482	$12,354	$10,243

Third Point Reinsurance Ltd.
Book Value per Share and Diluted Book Value per Share - by Quarter
(expressed in thousands of U.S. dollars)

	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Basic and diluted book value per share numerator:
Total shareholders’ equity	$1,576,132	$1,518,530	$1,449,725	$1,475,769	$1,396,995
Less: non-controlling interests	(19,809)	(16,849)	(35,674)	(18,630)	(16,663)
Shareholders’ equity attributable to shareholders	1,556,323	1,501,681	1,414,051	1,457,139	1,380,332
Effect of dilutive warrants issued to founders and an advisor	46,512	46,512	46,512	46,512	46,512
Effect of dilutive stock options issued to directors and employees	51,930	52,430	52,930	54,189	57,024
Fully diluted book value per share numerator:	$1,654,765	$1,600,623	$1,513,493	$1,557,840	$1,483,868
Basic and diluted book value per share denominator:
Issued and outstanding shares, net of treasury shares	101,339,828	103,050,620	104,173,748	104,000,129	103,716,629
Effect of dilutive warrants issued to founders and an advisor	4,651,163	4,651,163	4,651,163	4,651,163	4,651,163
Effect of dilutive stock options issued to directors and employees	5,174,333	5,224,333	5,274,333	5,400,240	5,683,740
Effect of dilutive restricted shares issued to employees	1,127,928	1,103,140	878,529	937,377	1,157,384
Diluted book value per share denominator:	112,293,252	114,029,256	114,977,773	114,988,909	115,208,916

Basic book value per share(1)	$15.36	$14.57	$13.57	$14.01	$13.31
Diluted book value per share(1)	$14.74	$14.04	$13.16	$13.55	$12.88

Increase (decrease) in diluted book value per share	5.0%	6.7%	(2.9)%	5.2%	4.1%

(1)
Book value per share and diluted book value per share are non-GAAP financial measures and there are no comparable GAAP measures. Book value per share is calculated by dividing shareholders’ equity attributable to shareholders by the number of issued and outstanding shares at period end, net of treasury shares. Diluted book value per share represents book value per share combined with the impact from dilution of all in-the-money share options issued, warrants and unvested restricted shares outstanding as of any period end. For unvested restricted shares with a performance condition, we include the unvested restricted shares for which we consider vesting to be probable. Change in book value per share is calculated by taking the change in book value per share divided by the beginning of period book value per share. Change in diluted book value per share is calculated by taking the change in diluted book value per share divided by the beginning of period diluted book value per share. We believe that long-term growth in diluted book value per share is the most important measure of our financial performance because it allows our management and investors to track over time the value created by the retention of earnings. In addition, we believe this metric is used by investors because it provides a basis for comparison with other companies in our industry that also report a similar measure.

Third Point Reinsurance Ltd.
Earnings (Loss) per Share - by Quarter
(expressed in thousands of U.S. dollars)

	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Weighted-average number of common shares outstanding
Basic number of common shares outstanding, net of treasury shares	102,283,844	104,013,871	104,072,283	103,780,196	104,132,797
Dilutive effect of options	1,084,217	781,568	—	940,627	403,547
Dilutive effect of warrants	988,830	722,816	—	912,286	556,829
Dilutive effect of restricted shares with service and performance condition	212,335	183,344	—	162,204	140,748
Diluted number of common shares outstanding	104,569,226	105,701,599	104,072,283	105,795,313	105,233,921

Basic earnings (loss) per common share:
Net income (loss)	$74,578	$104,186	$(46,693)	$72,081	$53,376
Income allocated to participating shares	(71)	(139)	—	(241)	(169)
Net income (loss) available to common shareholders	$74,507	$104,047	$(46,693)	$71,840	$53,207

Basic earnings (loss) per common share	$0.73	$1.00	$(0.45)	$0.69	$0.51

Diluted earnings (loss) per common share
Net income (loss)	$74,578	$104,186	$(46,693)	$72,081	$53,376
Income allocated to participating shares	(69)	(136)	—	(237)	(167)
Net income (loss) available to common shareholders	$74,509	$104,050	$(46,693)	$71,844	$53,209

Diluted earnings (loss) per common share	$0.71	$0.98	$(0.45)	$0.68	$0.51

(1)
Basic earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding during the period. The weighted average number of common shares excludes any dilutive effect of outstanding warrants, options and unvested restricted shares. Diluted earnings (loss) per share is based on the weighted average number of common shares and participating securities outstanding and includes any dilutive effects of warrants, options and unvested restricted shares under share plans and are determined using the treasury stock method. U.S. GAAP requires that unvested share awards that contain non-forfeitable rights to dividends or dividend equivalents, whether paid or unpaid (referred to as “participating securities”), be treated in the same manner as outstanding shares for earnings per share calculations. The Company treats certain of its unvested restricted shares as participating securities. In the event of a net loss, all participating securities, outstanding warrants, options and restricted shares are excluded from both basic and diluted loss per share since their inclusion would be anti-dilutive.

Third Point Reinsurance Ltd.
Return on Beginning Shareholders’ Equity - by Quarter
(expressed in thousands of U.S. dollars)

	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
Net income (loss)	$74,578	$104,186	$(46,693)	$72,081	$53,376
Shareholders’ equity attributable to shareholders - beginning of period	1,501,681	1,414,051	1,457,139	1,380,332	1,331,247
Impact of weighting related to shareholders’ equity from shares repurchased	(9,863)	(5,038)	—	—	(2,609)
Adjusted shareholders’ equity attributable to shareholders - beginning of period	$1,491,818	$1,409,013	$1,457,139	$1,380,332	$1,328,638
Return on beginning shareholders’ equity	5.0%	7.4%	(3.2)%	5.2%	4.0%

(1)
Return on beginning shareholders’ equity as presented is a non-GAAP financial measure. Return on beginning shareholders’ equity is calculated by dividing net income by the beginning shareholders’ equity attributable to shareholders. We believe this metric is used by investors to supplement measures of our profitability. We have also adjusted the beginning shareholders’ equity for the impact of the shares repurchased on a weighted average basis. This adjustment increased the stated returns on beginning shareholders’ equity.